UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2019

BIOCEPT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36284	80-0943522
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5810 Nancy Ridge Drive, San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 320-8200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BIOC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As discussed below in Item 5.07, Biocept, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) at which the Company’s stockholders approved amendments to the Company’s Amended and Restated 2013 Equity Incentive Plan, as amended (the “2013 Plan”), to, among other things, increase the number of shares of the Company’s common stock available for issuance under the 2013 Plan by 2,800,000. A summary of the material terms of the 2013 Plan is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 30, 2019. That summary is qualified in its entirety by reference to the text of the 2013 Plan, which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 17, 2019, the Company held the Annual Meeting. As of April 22, 2019, the record date for the Annual Meeting, 18,867,464 shares of common stock were outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 13,575,396 shares of common stock were present in person or represented by proxy for the proposals summarized below.

Proposal 1:Election of Directors

The Company’s stockholders elected the three persons listed below to serve until the Company’s 2022 Annual Meeting of Stockholders. The final voting results are as follows:

	Votes For	Votes Withheld	Broker Non-Votes
David F. Hale	1,771,066	439,273	11,365,057
Michael W. Nall	1,767,137	443,202	11,365,057
M. Faye Wilson	1,820,656	389,683	11,365,057

Proposal 2:Ratification of the Selection of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the selection by the Audit Committee of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. The final voting results are as follows:

Votes For	12,688,683
Votes Against	699,378
Abstentions	187,335
Broker Non-Votes	0

Proposal 3:Approval of Amendments to Amended and Restated 2013 Equity Incentive Plan, as amended

The Company’s stockholders approved amendments to the Company’s Amended and Restated 2013 Equity Incentive Plan, as amended. The final voting results are as follows:

Votes For	1,446,511
Votes Against	672,592
Abstentions	91,236
Broker Non-Votes	11,365,057

Proposal 4:Authorization to adjourn the Annual Meeting

The Company’s stockholders approved the authorization to adjourn the Annual Meeting, if necessary, to solicit additional proxies if there were not sufficient votes in favor of Proposal 3. The final voting results are as follows:

Votes For	10,535,982
Votes Against	2,822,669
Abstentions	216,745
Broker Non-Votes	0

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1

Amended and Restated 2013 Equity Incentive Plan, as amended, Form of Stock Option Grant Notice, Option Agreement, Form of Restricted Stock Unit Grant Notice and Restricted Stock Unit Agreement for use thereunder.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOCEPT, INC.

Dated: June 19, 2019	By:	/s/ Michael W. Nall
	Name:	Michael W. Nall
	Title:	Chief Executive Officer